UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): June 15, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                   0-20028              77-0214673
(State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)            File Number)       Identification No.)


                     12201 Technology Boulevard, Suite 150
                              Austin, Texas 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         Other Events.

     Valence Technology, Inc. (the "Company") today filed a notification of late filing on Form 12b-25 in connection with its annual report on Form 10-K for the fiscal year ended March 31, 2006 (the "2006 Annual Report"). Additionally, the Company discloses that it has been informed by the Company's independent auditors, Deloitte & Touche LLP, that they will include a going concern qualification in their report on the Company's financial statements to be included in the 2006 Annual Report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALENCE TECHNOLOGY, INC.


Date:    June 15, 2006                   /s/ James R. Akridge
                                        ----------------------------------------
                                        Name:    James R. Akridge
                                        Title:   Chief Executive Officer